Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events [Text Block]

31.  Subsequent events

On February 10 2026, the Company signed a joint venture agreement with United States Antimony Corporation (“US Antimony”) to construct and operate an antimony processing facility in Idaho’s Silver Valley. The joint venture will be 51% owned by the Company and is intended to provide a mine-to-finished antimony production solution to secure the supply chain for this critical mineral within the United States. The Company will contribute the land for the site and will sell antimony feed material mined from the Galena Complex to the joint venture on market terms. US Antimony will contribute its knowledge and technical expertise in constructing and operating antimony processing facilities and will provide the joint venture with access to its extensive antimony marketing network including the United States Government.